United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2008

AMCORE Financial, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	0-13393	36-3183870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 7th Street, Rockford, Illinois	61104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (815) 968-2241

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

AMCORE Financial, Inc. (the "Company") is furnishing herewith, in the press release attached hereto as Exhibit 99.1, the stock price for the stock portion of its quarterly dividend payable September 12, 2008 and information relating to Fannie Mae and Freddie Mac stock ownership, which is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.           Description

99.1                     Press Release dated August 29, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCORE Financial, Inc. (Registrant)
August 29, 2008 (Date)	/s/ JUDITH CARRE SUTFIN Judith Carre Sutfin Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated August 29, 2008